Trade accounts receivables	12 Months Ended
Dec. 31, 2022
Trade Accounts Receivables
Trade accounts receivables

17	Trade accounts receivables

Accounting policy

Trade accounts receivables are amounts due from customers for goods sold or services provided in the ordinary course of the Company’s business.

Trade accounts receivables are recognized initially at fair value and subsequently measured at:

(i) Fair value through profit or loss when are related to the Company’s accounts receivables portfolio outstanding at the balance sheet date that is designated at inception to be included in a forfaiting program whereby the Company, at its discretion, can discount certain outstanding trade accounts receivables and receive payments in advance. The program is used to meet short-term liquidity needs. Trade accounts receivables within this program are derecognized since all risks and rewards, control of the assets and contractual rights to receive the assets cash flows are transferred to the counterparty.

(ii) Fair value through profit or loss when are related to sales that are subsequently adjusted to changes in LME prices, which is recorded on net revenues. These accounts receivable do not meet the SPPI criteria because there is a component of commodity price risk that modifies the cash flows that otherwise would be required by the sales contract.

(iii) Amortized cost using the effective interest rate method, less impairment, when the receivables do not meet the aforementioned classifications.

Credit risk can arise from non-performance by counterparties of their contractual obligations to the Company. To ensure an effective credit risk evaluation, management applies procedures related to the application for credit granting and approvals, renewal of credit limits, continuous monitoring of credit exposure in relation to established limits and events that trigger requirements for secured payment terms. As part of the Company’s process, the credit exposures with all counterparties are regularly monitored and assessed.

The Company applies the IFRS 9 simplified approach to measure the impairment losses for trade accounts receivables. This approach requires the use of the lifetime expected credit losses on its trade accounts receivables measured at amortized cost. To calculate the lifetime expected credit losses the Company uses a provision matrix and forward-looking information. The additions to impairment of trade accounts receivables are included in selling expenses. Trade accounts receivables are generally written off when there is no expectation of recovering additional cash.

(a)	Composition

	2022	2021
Trade accounts receivables	227,265	233,623
Related parties - note 20	801	1,016
Impairment of trade accounts receivables	(4,326)	(3,465)
	223,740	231,174

(b) Changes in impairment of trade accounts receivables

	2022	2021
Balance at the beginning of the year	(3,465)	(3,179)
Additions	(1,793)	(1,586)
Reversals	1,005	1,206
Foreign exchange (losses) gains	(73)	94
Balance at the end of the year	(4,326)	(3,465)

(c) Analysis by currency

	2022	2021
USD	204,608	196,316
BRL	18,740	34,464
Other	392	394
	223,740	231,174

(d) Aging of trade accounts receivables

	2022	2021
Current	212,814	222,083
Up to 3 months past due	10,495	9,201
From 3 to 6 months past due	2,181	51
Over 6 months past due	2,576	3,304
	228,066	234,639
Impairment of trade accounts receivable	(4,326)	(3,465)
	223,740	231,174